UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

May 6, 2009

Date of Report (Date of earliest event reported)

Arch Capital Group Ltd.

(Exact name of registrant as specified in its charter)

Bermuda	0-26456	N/A
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

Wessex House, 45 Reid Street, Hamilton HM 12, Bermuda

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code:
(441) 278-9250

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 6, 2009, the Board of Directors (the “Board”) of Arch Capital Group Ltd. (“ACGL”) approved the following:

(1)                                                        Constantine Iordanou, President and Chief Executive Officer of ACGL, was appointed to the additional position of Chairman of the Board, effective November 6, 2009.  He will succeed Paul B. Ingrey, who will be retiring as Chairman at the end of his employment term on November 6, 2009.

(2)                                                        John D. Vollaro, former Chief Financial Officer and currently a Senior Advisor of ACGL, was appointed to the Board and as a member of each of the Finance and Investment Committee of the Board and the Underwriting Oversight Committee of the Board, effective November 1, 2009.  He will succeed Mr. Ingrey as Chairman of the Underwriting Oversight Committee of the Board on November 6, 2009.

(3)                                                        Current director Kewsong Lee was named Lead Director, a newly-created position, effective November 6, 2009.

ITEM 7.01	Regulation FD Disclosure.

On May 12, 2009, ACGL issued a press release announcing the matters described in Item 5.02.  A copy of this press release is attached to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

The information in Section 7.01 of this Current Report on Form 8-K, including the information set forth in Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

ITEM 8.01	Other Events.

Preferred Share Dividends.  On May 6, 2009, the Board declared dividends with respect to the outstanding (1) 8,000,000 shares of its 8.00% Non-Cumulative Preferred Shares, Series A, $0.01 per share (the “Series A Shares”), with a liquidation preference of $25.00 per share, and (2) 5,000,000 shares of its 7.875% Non-Cumulative Preferred Shares, Series B, $0.01 per share (the “Series B Shares”), with a liquidation preference of $25.00 per share, as outlined below.  All such dividends will be payable out of lawfully available funds for the payment of dividends under Bermuda law on August 15, 2009 to holders of record of the Series A Shares and the Series B Shares, as applicable, as of August 1, 2009, unless determined otherwise by the Board or the Executive Committee of the Board on or prior to the applicable effective date.

Series	Effective Date for Declaration	Dividend Period	Dividend Amount	Rate Per Share

Series A	6/30/09	5/15/09-6/30/09	$2,044,444	$0.2556
	8/14/09	7/1/09-8/14/09	1,955,556	0.2444
			$4,000,000	$0.50

Series B	6/30/09	5/15/09-6/30/09	$1,257,813	$0.2516
	8/14/09	7/1/09-8/14/09	1,203,125	0.2406
			$2,460,938	$0.4922

ITEM 9.01	Financial Statements and Exhibits.

EXHIBIT NO.	DESCRIPTION

99.1	Press Release dated May 12, 2009 announcing the matters described in Item 5.02.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned.

ARCH CAPITAL GROUP LTD.

Date: May 12, 2009	By:	/s/ John C.R. Hele
		Name:	John C.R. Hele
		Title:	Executive Vice President, Chief Financial Officer and Treasurer

EXHIBIT INDEX

EXHIBIT NO.	DESCRIPTION

99.1	Press Release dated May 12, 2009 announcing the matters described in Item 5.02.